Added Facility:
[Springtree Facility]

SIXTEENTH AMENDMENT TO AMENDED
AND RESTATED MASTER LEASE
THIS SIXTEENTH AMENDMENT TO AMENDED AND RESTATED MASTER LEASE (this “Amendment”) is made and entered into as of June 28, 2013 (the “Amendment Date”), by and among each of the Persons whose signatures are affixed hereto and identified as “Lessors” (collectively, “Lessor”), on the one hand, and each of the Persons whose signatures are affixed hereto and identified as “Lessees” (collectively, and jointly and severally, “Lessee”), on the other hand, and consented to by Guarantors (as defined below), with respect to the following:
R E C I T A L S
A.    Lessor, as the current “Lessor,” and Lessee, as the current “Lessee,” are parties to that certain Amended and Restated Master Lease dated as of April 20, 2005 (the “Original Master Lease”), as amended by that certain First Amendment to Amended and Restated Master Lease dated as of September 1, 2005 (the “First Amendment”), that certain Second Amendment to Amended and Restated Master Lease dated effective as of December 22, 2005 (the “Second Amendment”), that certain Third Amendment to Amended and Restated Master Lease dated as of January 31, 2006 (the “Third Amendment”), that certain Fourth Amendment to Amended and Restated Master Lease and Consolidation and Restatement of Beckett Lake Facility Master Lease dated as of May 24, 2006 (the “Fourth Amendment”), that certain Fifth Amendment to Amended and Restated Master Lease dated as of June 1, 2006 (the “Fifth Amendment”), that certain Sixth Amendment to Amended and Restated Master Lease dated as of August 1, 2006 (the “Sixth Amendment”), that certain Seventh Amendment to Amended and Restated Master Lease dated as of October 2, 2006 (the “Seventh Amendment”), that certain Eighth Amendment to Amended and Restated Master Lease dated as of August 8, 2007 (the “Eighth Amendment”), that certain Ninth Amendment to Amended and Restated Master Lease dated as of August 15, 2007 (the “Ninth Amendment”), that certain Tenth Amendment to Amended and Restated Master Lease dated as of May 27, 2008 (the “Tenth Amendment”), that certain Eleventh Amendment to Amended and Restated Master Lease dated as of September 19, 2008 (the “Eleventh Amendment”), that certain Twelfth Amendment to Amended and Restated Master Lease dated as of May 12, 2010 (the “Twelfth Amendment”), that certain Thirteenth Amendment to Amended and Restated Master Lease dated as of July 19, 2012 (the “Thirteenth Amendment”), that certain Fourteenth Amendment to Amended and Restated Master Lease dated as of March 1, 2013 (the “Fourteenth Amendment”), and that certain Fifteenth Amendment to Amended and Restated Master Lease dated as of May 31, 2013 (the “Fifteenth Amendment”, and together with the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, the Twelfth Amendment, the Thirteenth Amendment, and the Fourteenth

Amendment, collectively, the “Amendments”). The Original Master Lease, as amended by the Amendments, and as may have otherwise been from time to time amended, supplemented or otherwise modified, is hereinafter referred to as the “Master Lease.” All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Master Lease.
B.    Pursuant to the terms of (i) that certain Guaranty of Obligations dated as of April 20, 2005 (as the same may have been amended, supplemented, reaffirmed or otherwise modified from time to time, the “SSL Guaranty”), made by Summerville Senior Living, Inc., a Delaware corporation (“SSL”) in favor of Lessor and (ii) that certain Guaranty of Obligations dated as of September 17, 2007 (as the same may have been amended, supplemented, reaffirmed or otherwise modified from time to time, the “Emeritus Guaranty”, and together with the SSL Guaranty, collectively, the “Guarantees”, and each, a “Guaranty”), made by Emeritus Corporation, a Washington corporation (“Emeritus”, and together with SSL, collectively, the “Guarantors”, and each, a “Guarantor”) in favor of Lessor, Guarantors have guaranteed the obligations of Lessee under the Master Lease, all as more particularly described in the Guarantees.
C.    FAEC Holdings (EP), LLC, as Buyer, and HC3 Sunrise, LLC, as Seller, have entered into to that certain Contract of Acquisition, dated as of May 31, 2013 (as the same may be amended or modified in accordance with the terms thereof, the “Springtree Facility Contract of Acquisition”), pursuant to which FAEC Holdings (EP), LLC is purchasing and acquiring from HC3 Sunrise, LLC on and effective as of the Effective Date, the following:
(i)    the real property located in Broward County Florida and more particularly described on Exhibit A-21 attached hereto, together with all improvements and fixtures thereon, related rights and certain Personal Property relating thereto (the “Springtree Facility”);
D.    Effective immediately upon the later of the Amendment Date and the Closing Date (as defined in the Springtree Facility Contract of Acquisition), (the “Effective Date”), Lessor desires to add to the Leased Property and lease to Lessee, and Lessee desires to lease from Lessor, the Springtree Facility, upon the terms and conditions set forth in the Master Lease, as amended by this Amendment.
E.    Lessor and Lessee desire to enter into this Amendment to effectuate the matters set forth in the above Recitals, all as more particularly described herein.
AMENDMENT
NOW THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:
1.Leasing. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, the Leased Property of the Springtree Facility upon all of the terms and conditions set forth in the Master Lease, as amended by this Amendment. All references herein and in the

Master Lease to a “Facility” or “Facilities” shall mean each Facility (as defined in the Master Lease) together with the Springtree Facility.
2.    Joint and Several Liability of Lessee. From and after the Effective Date, Emeritus Corporation, a Washington Corporation ("Emeritus") shall (i) be jointly and severally liable for all of the obligations of the “Lessee” under the Master Lease, as hereby amended, and (ii) assume jointly and severally with Current Lessee, all obligations of “Lessee” arising under the Master Lease, as hereby amended, on, prior to or after the Effective Date.
3.    Modifications to Terms of the Master Lease. Effective as of the Effective Date, the Master Lease shall be amended and supplemented in the following particulars:
(a)    New Definitions. Except as otherwise expressly provided or unless the context otherwise requires, for all purposes of the Master Lease, as hereby amended, the terms defined in this Section 3(a) shall have the meanings assigned to them as provided below and shall be added to Article II of the Original Master Lease (as amended by the Amendments) to read, in their entireties, as follows:
“Aggregate Costs of the Springtree Facility Capital Renovation Project(s): With respect to the Springtree Facility, the actual out-of-pocket costs actually incurred by Lessee pursuant to the provisions of the Master Lease, as hereby amended, in connection with the Springtree Facility Capital Renovation Project, including all costs of design, construction, installation and obtaining all governmental approvals and permits with respect to the Springtree Facility, the Springtree Facility Capital Renovation Site Review Fees and the Springtree Capital Renovation Lessor Costs.”
“Springtree Facility: That certain Facility located in Sunrise, Florida.”
“Springtree Facility Capital Renovation Project: Any capital refurbishment to the Springtree Facility, the scope, plans and specifications, and a detailed final cost budget of which is to be mutually agreed upon by Lessor and Lessee after the Effective Date.”
“Springtree Capital Renovation Project Allowance: A total aggregate allowance for the Springtree Facility Capital Renovation Project equal to One Million and No/100 Dollars ($1,000,000.00). Notwithstanding anything to the contrary in the Master Lease, as amended by this Amendment, the Springtree Capital Renovation Project Allowance shall not count towards the Annual Minimum Capital Project Amount with respect the Springtree Facility, and Lessee’s expenditure and reimbursement, if any, of all or a portion of the Springtree Facility Capital Renovation Project Allowance shall be in addition to the Annual Minimum Capital Project Amount with respect to the Springtree Facility.”
“Springtree Facility Capital Renovation Project Allowance Lease Rate: If the applicable disbursement takes place during the first Lease Year with respect to the Springtree Facility, Seven and One-Quarter Percent (7.25%), and if the applicable disbursement takes place during the second Lease Year with respect to the Springtree Facility, Seven and One-Half Percent (7.5%).

“Springtree Facility Capital Renovation Site Review Fees: As defined in Section 4 of the sixteenth amendment to the Master Lease.”
“Springtree Facility Contract of Acquisition: As defined in Recital C of the sixteenth amendment to the Master Lease.”
“Springtree Facility Escalator: An amount equal to the greater of (i) the CPI Increase or (ii) Three Percent (3.0%).”
“Springtree Facility Partial Lease Year CPI Increase: For purposes of determining the Springtree Facility Purchase Price, the percentage increase, if any, in (i) the Cost of Living Index published for the month which is two (2) months prior to the date of closing of Lessee’s purchase of the Leased Property of the applicable Springtree Facility, over (ii) the Cost of Living Index published for the month which is two (2) months prior to the commencement of the then current Lease Year in which such closing occurs.”
“Springtree Facility Purchase Price: At any given time, an amount equal to the greater of:
(i) the Fair Market Value of the Springtree Facility, less Fifty Percent (50%) of the amount arrived at by subtracting (A) the sum described in clause (ii) of this definition from (B) the Fair Market Value of the Springtree Facility; or
(ii) the sum of: (A) the Allocated Initial Investment with respect to the Springtree Facility, as increased each Lease Year from and after the Restatement Date for the Springtree Facility by the greater of (1) the Fixed Adjustment Factor (cumulative and compounded) for the Springtree Facility (and, as also increased by the Fixed Adjustment Factor on the date of closing if Lessee’s purchase of the Leased Property of the Springtree Facility occurs on any day other than the first (1st) day of the Lease Year with respect to the Springtree Facility) and (2) the applicable CPI Increase (cumulative and compounded) for the Springtree Facility commencing upon the expiration of the first (1st) Lease Year with respect to the Springtree Facility, and upon the expiration of each Lease Year thereafter with respect to the Springtree Facility (and, as also increased by the Springtree Facility Partial Lease Year CPI Increase on the date of closing if Lessee’s purchase of the Leased Property of the Springtree Facility occurs on any day other than the first (1st) day of a Lease Year with respect to the Springtree Facility Facility); plus (B) any Capital Addition Costs paid, funded or accrued by Lessor with respect to the Springtree Facility, as increased from and after the date of each such payment, funding or accrual by Lessor of any such Capital Addition Costs by the greater of (1) the Fixed Adjustment Factor each Lease Year (cumulative and compounded) for the Springtree Facility (and, as also increased by the Fixed Adjustment Factor on the date of closing if Lessee’s purchase of the Leased Property of the Springtree Facility occurs on any day other than the first (1st) day of a Lease Year with respect to the Springtree Facility) and (2) the applicable CPI Increase (cumulative and compounded) for the Springtree Facility commencing upon the expiration of the first (1st) Lease Year with respect to the Springtree Facility, and upon the expiration of each Lease Year thereafter with respect to the Springtree Facility (and, as also increased by the Springtree Facility Partial Lease Year CPI Increase on the date of closing if Lessee’s purchase of the Leased Property of the Springtree Facility occurs on any day other than the first (1st) day of a Lease Year with respect to the Springtree Facility).
For purposes of this Section, the definition of “Fixed Adjustment Factor” shall mean Three Percent (3%); provided, however, that if the closing of Lessee’s purchase of the Leased Property of the Springtree Facility occurs on a date other than the first (1st) day of a Lease Year with respect to the Springtree Facility, then such “Fixed Adjustment Factor” as of the date of such closing shall mean Three Percent (3%) times a fraction, the numerator of which equals the number of days elapsed in the Lease Year in which such closing occurs, and the denominator of which is three hundred sixty (360).”
“Springtree Facility Put Event Price: With respect to the Springtree Facility at any given time, the sum of (i) the Minimum Repurchase Price for the Springtree Facility, plus (ii) an amount which, upon the closing, equals an annually compounded return equal to the applicable Springtree Facility Escalator per year on (A) the Allocated Initial Investment for the Springtree Facility accruing from and after the Restatement Date and (B) any Capital Addition Costs funded by Lessor for the Springtree Facility accruing from and after the date of funding; provided, however, that if the closing of Lessee’s purchase of the Leased Property of the Springtree Facility occurs on a date other than the first (1st) day of a Lease Year with respect to such Facility, then for purposes of determining the annually compounded return applicable for the Lease Year in which such closing occurs, the Springtree Facility Escalator shall be an amount equal to Three Percent (3.0%) times a fraction, the numerator of which equals the number of days elapsed in the Lease Year in which such closing occurs, and the denominator of which is three hundred sixty (360).”
(b)    Supplemented Definitions. The following definitions appearing in Article II of the Original Master Lease (as amended by the Amendments) shall be supplemented as follows:
Annual Minimum Capital Project Amount: With respect to the Springtree Facility, during each Lease Year with respect to such Facility, (i) if the subject Lease Year is the first or second Lease Year with respect to the Springtree Facility, an amount equal to (A) the number of licensed units located at the Springtree Facility times (B) Five Hundred Dollars ($500.00), (ii) if the subject Lease Year is the third Lease Year with respect to the Springtree Facility, an amount equal to (A) the number of licensed units located at the Springtree Facility times (B) Eight Hundred Dollars ($800.00), and (iii) commencing upon the expiration of the third Lease Year with respect to the Springtree Facility and upon the expiration of each Lease Year with respect to the Springtree Facility thereafter during the Term (i.e. including the Extended Term), an amount equal to the Annual Minimum Capital Project Amount in effect as of the expiration of the immediately preceding Lease Year with respect to the Springtree Facility, as increased by the Springtree Facility Escalator.
Annual Minimum Capital Project Amount Overage: With respect to the Springtree Facility for any Lease Year with respect to such Facility, an amount equal to (a) the amount calculated as (i) the Capital Project Costs incurred and paid by Lessee in funding Capital Projects for such Springtree Facility in the immediately preceding two (2) Lease Years and for which Lessor has received paid invoices, receipts or other commercially reasonable evidence or supporting information as is customary to evidence such expenditures, verifying the cost and payment of funding such Capital Projects, and an Officer’s Certificate certifying that the applicable item(s) of Capital Projects have been completed, minus (ii) the amounts disbursed by Lessor to Lessee from any Replacement Reserve on account of such Capital Projects to such Springtree Facility in accordance with the terms of Section 9.3.1 of the Master Lease, as hereby amended, in excess of (b) the Annual Minimum Capital Project Amount for such Springtree Facility for such prior two (2) Lease Year period.
Capital Additions. Any Springtree Facility Capital Renovation Project shall at all times be deemed a Capital Addition for purposes of the Master Lease, as hereby amended, for such Facility.
Capital Addition Costs. The Springtree Facility Capital Renovation Project Allowance as provided for herein shall be treated for all purposes as Capital Addition Costs financed and paid for by Lessor under the Master Lease, as hereby amended, for such Facility.
Deed: As defined in the Springtree Facility Contract of Acquisition.
Fair Market Rental: With respect to the Springtree Facility, the definition of Fair Market Rental applicable to the Group 2 Facilities, the Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities, the Chestnut Hill Facility, the Beckett Lake Facility, the Group 8 Facilities, the Fox Run Facility, and the Group 10 Facility but in each instance relating to the Spring Tree Facility.
Lease Year: With respect to the Springtree Facility, the first Lease Year for such Facility shall be the period commencing on the Restatement Date and ending June 30, 2014, and each subsequent Lease Year for the Springtree Facility shall be each period of twelve (12) full calendar months after the last day of the prior Lease Year; provided, however, that the last Lease Year for the Springtree Facility during the Term may be a period of less than twelve (12) full calendar months and shall end on the last day of the Term for such Facility.
Restatement Date: With respect to the Springtree Facility, the Effective Date of the sixteenth amendment to this Master Lease, which shall also be the commencement date of the Master Lease, as hereby amended, with respect to the Springtree Facility.
Transaction Documents: The meaning given to such term in the Original Master Lease (as amended by the Amendments), together with the sixteenth amendment to the Master Lease and the Springtree Facility Contract of Acquisition.
(c)    Definition of Lessee. The definition of “Lessee” appearing in Article II of the Master Lease (as amended and restated by the Amendments) shall be further amended and restated to add Emeritus thereto.

(d)    Leased Property; Term. The phrase “Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities, the Chestnut Hill Facility, the Group 8 Facilities, the Fox Run Facility and the Group 10 Facilities, the applicable Restatement Date” appearing in the last paragraph of Article I of the Original Master Lease (as amended by the Amendments) is hereby amended to read “Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities, the Chestnut Hill Facility, the Group 8 Facilities, the Fox Run Facility, the Group 10 Facilities, and the Springtree Facility, the applicable Restatement Date.”
(e)    Minimum Rent for the Springtree Facility. With respect to the Springtree Facility:
(i)    Subject to the upward adjustments as provided in clause (ii) below, for the period from the Effective Date through the expiration of the first (1st) Lease Year with respect to the Springtree Facility, Lessee shall pay to Lessor as monthly “Allocated Minimum Rent” for the Springtree Facility at the times and in the manner provided in Section 3.1 of the Master Lease, as hereby amended, the amount allocated to and set forth or determined pursuant to the formula opposite the Springtree Facility on Exhibit C to the Master Lease, as hereby amended. The first monthly payment of Allocated Minimum Rent for the Springtree Facility shall be payable on the Effective Date (prorated as to any partial calendar month at the beginning of the Term with respect to the Springtree Facility).
(ii)    The monthly Allocated Minimum Rent with respect to the Springtree Facility shall be increased automatically upon the date of disbursement (if any) of each portion of the Springtree Facility Capital Renovation Project Allowance, to be equal to the sum of (1) the monthly Allocated Minimum Rent in effect immediately prior to such disbursement date (taking into account any previous increases), plus (2) that amount equal to one-twelfth (1/12th) of the product of (x) the amount of the Springtree Facility Capital Renovation Project Allowance so disbursed, times (y) the Springtree Facility Capital Renovation Project Allowance Lease Rate. Such monthly Allocated Minimum Rent as so increased shall remain in effect for the balance of the then current Lease (unless further increased pursuant to the terms and provisions hereof or otherwise). To the extent such increase does not occur on the first (1st) day of a calendar month, then such increase for the applicable month in which the same occurs shall be prorated for such month.
(iii)    Subject to upward adjustments as provided in clause (ii) above, commencing upon the expiration of the first (1st) Lease Year for the Springtree Facility and upon the expiration of each Lease Year thereafter during the Fixed Term, the then current monthly Allocated Minimum Rent for the Springtree Facility for such Lease Year shall be increased by an amount equal to the Springtree Facility Escalator. Upon the commencement of the first (1st) Lease Year of each Extended Term for the Springtree Facility, if any, the initial monthly Allocated Minimum Rent for the Springtree Facility shall be equal to the greater of (a) the then current monthly Fair Market Rental for the Springtree Facility and (b) the monthly Allocated Minimum rent payable for the Springtree Facility during the last Lease Year of the immediately preceding term, as increased by an amount equal to the Springtree Facility Escalator. Commencing upon the expiration of the first (1st) Lease Year of each Extended Term for the Springtree Facility, if any, and upon the expiration of each Lease Year thereafter during such Extended Term, the then-current monthly Allocated Minimum Rent for the Springtree Facility shall be adjusted by an amount equal to the Springtree Facility Escalator.
(iv)    The last paragraph of Section 3.1 of the Original Master Lease shall apply with respect to any adjustment of the Allocated Minimum Rent with respect to the Springtree Facility pursuant to clauses (ii) and (iii) above.
(v)    Lessee shall continue to pay all Minimum Rent with respect to the balance of the Facilities at the times, in the manner and in the amounts set forth in or determined by the Master Lease, as hereby amended.
(f)    Condition of the Leased Property.
(i)    The phrase “Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities, the Chestnut Hill Facility, the Group 8 Facilities, the Fox Run Facility and the Group 10 Facilities, the applicable Restatement Date,” appearing in clause (ii) and in clause (b) of Section 7.1 of the Original Master Lease (as amended by the Amendments) is hereby amended to read “Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities, the Chestnut Hill Facility, the Group 8 Facilities, the Fox Run Facility, the Group 10 Facilities, and the Springtree Facility, the applicable Restatement Date,” in each instance.
(ii)    Section 7.4.2 is hereby amended by deleting the words “Intentionally Omitted” therefrom and inserting in their place, the following:
“Notwithstanding the foregoing, solely as it relates to the Springtree Facility, the above Section 7.4.1 shall not be deemed violated (i) with respect to facilities owned, leased or managed by Lessee or its Affiliates as of the Springtree Restatement Date, (ii) with respect to facilities owned, leased or managed by Lessor or any Affiliate of Lessor that are transferred by Lessor to Lessee from time to time, and (iii) if any of Lessee’s or its Affiliate’s interest in a facility located within a five (5) mile radius outward from the outside boundaries of the Land shall arise by virtue of any of Lessee’s or its Affiliate’s acquisition of the operation, ownership, management or other ownership interest in a portfolio, directly or indirectly, by operation of law or otherwise, and less than twenty percent (20%) of the facilities in such portfolio are located within a five (5) mile radius outward from the outside boundaries of the Land (such acquisition, a “Portfolio Acquisition”). Notwithstanding the foregoing, solely as it relates to the Springtree Facility, in the event that Lessee or any Affiliate of Lessee consummates a Portfolio Acquisition, Lessor may, at Lessor’s election, require that Lessee or its applicable Affiliate sell, dispose of or cease to manage, or transfer the management of, as applicable, any facility located within the Prohibited Area acquired as part of a Portfolio Acquisition, to a non-Affiliate of Lessee within twenty-four (24) months of the consummation of the Portfolio Acquisition. Without limiting any of Lessor’s other rights and remedies hereunder, at law or in equity in respect thereof, in the event of a breach by

Lessee under this Section 7.4 by virtue of the operation, ownership, or management of, or an ownership interest in, or the failure to sell, dispose of or cease to manage, or transfer the management of, as applicable, any facility lying within the Prohibited Area applicable to the Springtree Facility, then unless and until such Lessee or its applicable Affiliate sells, disposes of or ceases to manage, or transfers the management of, as directed by Lessor, such facility to a non-Affiliate of Lessee, then Lessee shall pay to Lessor each month as an Additional Charge under this Lease (in addition to Minimum Rent and all other Additional Charges payable hereunder) an amount equal to five percent (5%) of the gross revenue of such facility for such month (calculated as if such facility were a Facility). For the avoidance of doubt, Lessee shall not be in breach under this Section 7.4 by reason of any facility located within the Prohibited Area applicable to the Springtree Facility acquired as part of a Portfolio Acquisition permitted hereunder, and no such Additional Charge shall be due or payable with respect to any such facility, unless and until Lessee or its applicable Affiliate fails to sell, dispose of or cease to manage, or transfer the management of, such facility prior to the expiration of the twenty-four (24) month period described above following Lessor's election to require that Lessee or its applicable Affiliate dispose of such facility.”
(iii)    A new Section 7.4.4 is added to the Original Master Lease to read, in its entirety, as follows:
“Notwithstanding any provision of this Lease to the contrary, in the event that counsel or independent accountants for Lessor determine that there exists a material risk that any amounts due to Lessor under Section 7.4.2 would be treated as gross income for purposes of section 856 of the Code that is not described in section 856(c)(2) or 856(c)(3) of the Code, as applicable (such gross income, “Nonqualifying Income”) to Lessor (or its direct or indirect owner that is a REIT), the amount paid to Lessor pursuant to this Agreement in any taxable year of Lessor shall not exceed the maximum amount that can be paid to Lessor in such year without causing Lessor (or its direct or indirect owner that is a REIT) to fail to meet the requirements applicable to REITs under the Code (the “REIT Requirements”) for such year, determined as if the payment of such amount were Nonqualifying Income. If the amount payable for any taxable year of Lessor under the preceding sentence is less than the amount that otherwise would be payable to Lessor pursuant to this Lease (the amount of such deficit, the “Expense Amount”), then: (A) Lessor shall deposit such Expense Amount in escrow with an escrow agent mutually satisfactory to Lessor and Lessee under an escrow agreement conforming to the terms of this paragraph; and (B) Lessor shall not be entitled to any such Expense Amount, unless and until Lessor delivers to the escrow agent, at the sole option of Lessor, (i) an opinion of Lessor’s tax counsel to the effect that such amount, if and to the extent paid, would not constitute Nonqualifying Income, (ii) a letter from Lessor’s independent accountants indicating the maximum amount that can be paid at that time to Lessor without causing Lessor (or its direct or indirect owner that is a REIT) to fail to meet the REIT Requirements for any relevant taxable year, in which case Lessor shall be paid such maximum amount, or (iii) a private letter ruling issued by the Internal Revenue Service indicating that the receipt of any Expense Amount hereunder will not cause Lessor (or its direct or indirect owner that is a REIT) to fail to satisfy the REIT Requirements. Lessee’s and escrow holder’s obligation to pay any Expense Amounts shall terminate ten (10) years from the Springtree Restatement Date and, upon such date, the escrow holder shall remit any remaining funds in escrow to Lessee and Lessee shall have no obligation to make any further payments to Lessor with respect to such Expense Amounts notwithstanding that such Expense Amounts have not been paid as of such date. For all purposes of this Lease, (i) Lessor releases Lessee from any claims that may arise from actions taken by Lessee at the request of Lessor or its agent under this Section 7.4.4, and (ii) Lessor’s right to receive Expense Amounts shall be limited to the amounts in escrow and Lessee shall have no obligation to make any further payments to Lessor with respect to such Expense Amounts.”

(g)    Maintenance and Repair. The phrase “Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities, the Chestnut Hill Facility, the Group 8 Facilities, the Fox Run Facility and the Group 10 Facilities, the applicable Restatement Date.” appearing in Section 9.1.1 of the Original Master Lease (as amended by the Amendments) is hereby amended to read “Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities, the Chestnut Hill Facility, the Group 8 Facilities, the Fox Run Facility, the Group 10 Facilities, and the Springtree Facility, the applicable Restatement Date.”
(h)    Capital Projects. The phrases “Group 3 Facilities, Group 4 Facilities, Group 5 Facilities, Chestnut Hill Facility, Beckett Lake Facility, Group 8 Facilities, Fox Run Facility and Group 10 Facilities” and “Group 3 Facility, Group 4 Facility, Group 5 Facility, Chestnut Hill Facility, Beckett Lake Facility, Group 8 Facilities, Fox Run Facility or Group 10 Facility” appearing a number of times in Section 9.3 of the Original Master Lease (as amended by the Amendments) are hereby amended to read “Group 3 Facilities, Group 4 Facilities, Group 5 Facilities, Chestnut Hill Facility, Beckett Lake Facility, Group 8 Facilities, Fox Run Facility, Group 10 Facilities and Springtree Facility” and “Group 3 Facility, Group 4 Facility, Group 5 Facility, Chestnut Hill Facility, Beckett Lake Facility, Group 8 Facility, Fox Run Facility, Group 10 Facility or Springtree Facility” respectively, in each instance.
(i)    Liens. The phrase “Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities, the Chestnut Hill Facility, the Group 8 Facilities, the Fox Run Facility and the Group 10 Facilities, the applicable Restatement Date, with respect to such Group 3 Facility, Group 4 Facility, Group 5 Facility, Chestnut Hill Facility, Group 8 Facility, Fox Run Facility and Group 10 Facility” appearing in Section 11.1 of the Original Master Lease (as amended by the Amendments) is hereby amended to read “Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities, the Chestnut Hill Facility, the Group 8 Facilities, the Fox Run Facility, the Group 10 Facilities, and the Springtree Facilities, the applicable Restatement Date, with respect to such

Group 3 Facility, Group 4 Facility, Group 5 Facility, Chestnut Hill Facility, Group 8 Facility, Fox Run Facility, Group 10 Facility, and Springtree Facility.”
(j)    Casualty. For purposes of Section 14.2.1 and 14.2.2 of the Original Master Lease (as amended by the Amendments), the purchase price as provided therein with respect to Springtree Facility shall be the Springtree Facility Purchase Price immediately prior to such damage or destruction.
(k)    Condemnation. For purposes of Section 15.1.4 of the Original Master Lease (as amended by the Amendments), Lessor shall be entitled to receive from any Award relating to the Springtree Facility, subject to the rights of Facility Mortgagees, no less than the Springtree Facility Purchase Price immediately prior to the institution of the Condemnation.
(l)    Events of Default. The phrase “the Group 3 Facility Contract of Acquisition, the Group 4 Facilities Contract of Acquisition, the Group 5 Facilities Contract of Acquisition, the Chestnut Hill Facility Contract of Acquisition, the Beckett Lake Facility Contract of Acquisition, the Group 8 Facilities Contract of Acquisition, the Fox Run Facility Contract of Acquisition and/or the Group 10 Facilities Contract of Acquisition” appearing in each of Sections 16.l(a) and 16.1(k) of the Original Master Lease (as amended by the Amendments) is hereby replaced with the phrase “the Group 3 Facility Contract of Acquisition, the Group 4 Facilities Contract of Acquisition, the Group 5 Facilities Contract of Acquisition, the Chestnut Hill Facility Contract of Acquisition, the Beckett Lake Facility Contract of Acquisition, the Group 8 Facilities Contract of Acquisition, the Fox Run Facility Contract of Acquisition, the Group 10 Facilities Contract of Acquisition, and/or the Springtree Facility Contract of Acquisition.”
(m)    Renewal Terms. Section 19.1 of the Original Master Lease (as amended by the Amendments) is hereby amended to add the following to the end of the first paragraph therein: “Notwithstanding the foregoing, Lessee’s right to renew the Term of this Lease with respect to the Springtree Facility shall be subject to confirmation by Lessor in its discretion that, after giving effect to such renewal, the aggregate remaining term of the Master Lease with respect to the Springtree Facility shall be less than or equal to Eighty Percent (80%) of the remaining useful life of the Springtree Facility.
(n)    Lessee’s Obligation to Purchase. For purposes of Section 16.5 of the Original Master Lease (as amended by the Amendments), the amount required to be paid by Lessee upon any exercise of Lessor’s rights to require Lessee to purchase the Springtree Facility following a Put Event pursuant to such Section shall be equal to the Springtree Facility Put Event Price for the Springtree Facility, plus, in any event, all Rent then due and payable (excluding the installment of Minimum Rent due on the purchase date) under the Master Lease, as hereby amended, with respect to the Springtree Facility.
(o)    Quiet Enjoyment. The phrase “Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities, the Chestnut Hill Facility, the Group 8 Facilities, the Fox Run Facility or the Group 10 Facilities, the applicable Restatement Date” appearing in Section 32.1 of the Original Master Lease (as amended by the Amendments) is hereby amended to read “Group 3 Facilities, the Group 4 Facilities, the Group 5 Facilities, the Chestnut Hill Facility, the Group 8 Facilities, the Fox Run Facility, the Group 10 Facilities, or the Springtree Facility, the applicable Restatement Date.”
(p)    New Master Lease. A new Section 31.3 is hereby added to the Master Lease:
“Lessor shall have the right, exercisable in its discretion at any time during the Term by giving written notice thereof to Lessee, to require Lessee to execute and deliver an amendment to any other lease entered into by Lessor or any of its Affiliates and Lessee or any of its Affiliates (such other lease, the “Other Lease”), in either case such that the Leased Property and the facilities covered by the Other Lease (collectively, the “Other Leased Property”) are leased by Lessor and any applicable Affiliates to Lessee and any applicable Affiliates pursuant to a single, indivisible, integrated and unitary lease agreement and economic unit (a “New Master Lease”). The lease of the Leased Property and the Other Leased Property pursuant to a New Master Lease shall be upon the terms and conditions set forth in (i) this Lease with respect to the Leased Property and (ii) the Other Lease with respect to the Other Leased Property; provided, however, that the New Master Lease may include such reasonable changes to this Lease and the Other Lease as may be necessary to reflect the leasing of the Leased Property and the Other Leased Property pursuant to a single, indivisible, integrated and unitary lease agreement and economic unit. Effective as of the date of execution and delivery of a New Master Lease, this Lease shall be deemed to be amended and restated in its entirety by such New Master Lease; provided, however, that neither Lessee nor any Guarantor shall be released from any of the obligations of the Lessee hereunder or any Guarantor under a Guaranty occurring prior to such date.”
(q)    Lessee’s Option to Purchase.
(i)    Section 35.1.9 of the Original Master Lease (as amended by the Amendments) is hereby further amended to read, in its entirety, as follows:
“35.1.9 Springtree Facility. Provided no Event of Default has occurred and is continuing hereunder, Lessee shall have the option to purchase the Leased Property of the Springtree Facility upon the expiration of the Fifteenth (15th) Lease Year with respect to the Springtree Facility for an amount equal to the Springtree Facility Purchase Price.”
(ii)    A new Section 35.1.10 is added to the Original Master Lease to read, in its entirety, as follows:
“35.1.10 General. Lessee shall exercise the option(s) to purchase the Leased Property set forth in Sections 35.1.1, 35.1.2, 35.1.3, 35.1.4, 35.1.5, 35.1.6, 35.1.7 35.1.8 and/or 35.1.9 above, as applicable, by:

(i)    opening an escrow (the ‘Escrow’) with and by depositing either (a) cash or (b) a letter of credit from a financial institution and in form in each case acceptable to Lessor, the sum of Two and One-Half Percent (2.5%) of (1) with respect to the Group 1 Facility(ies), the Minimum Repurchase Price, (2) with respect to the Group 3 Facilities and Group 4 Facilities, the sum of (y) the Group 3 Facility Purchase Price for all of the Group 3 Facilities, plus (z) the Group 4 Facility Purchase Price for all of the Group 4 Facilities (as reasonably estimated by Lessor with respect to any Group 4 Facility for which the Group 4 Facility Purchase Price has not yet been determined), (3) with respect to the Group 5 Facilities, the Group 5 Facility Purchase Price for all of the Group 5 Facilities (as reasonably estimated by Lessor with respect to any Group 5 Facility for which the Group 5 Facility Purchase Price has not yet been determined), (4) with respect to the Chestnut Hill Facility, the Chestnut Hill Facility Purchase Price (as reasonably estimated by Lessor with respect to such Facility if the Chestnut Hill Facility Purchase Price has not yet been determined), (5) with respect to the Beckett Lake Facility, the Beckett Lake Facility Purchase Price, (6) with respect to the Group 8 Facilities, the Group 8 Facility Purchase Price for all of the Group 8 Facilities (as reasonably estimated by Lessor with respect to any Group 8 Facility for which the Group 8 Facility Purchase Price has not yet been determined), (7) with respect to the Fox Run Facility, the Fox Run Facility Purchase Price (as reasonably estimated by Lessor with respect to such Facility if the Fox Run Facility Purchase Price has not yet been determined), (8) with respect to the Group 10 Facilities, the Group 10 Facility Purchase Price for all of the Group 10 Facilities (as reasonably estimated by Lessor with respect to any Group 10 Facility for which the Group 10 Facility Purchase Price has not yet been determined) and (9) with respect to the Springtree Facility, the Springtree Facility Purchase Price (as reasonably estimated by Lessor with respect to such Facility if the Springtree Facility Purchase Price has not yet been determined) (the ‘Opening Deposit’) and a copy of this Lease with a national title company reasonably acceptable to Lessor (‘Escrow Holder’) and giving written notice to Lessor of such deposit with Escrow Holder no earlier than fifteen (15) months and not less than twelve (12) months prior to the expiration of (A) with respect to the Group 1 Facility(ies), the Fixed Term or the Extended Term, as applicable, (B) with respect to the Group 3 Facilities and Group 4 Facilities, the tenth (10th) Lease Year of the Group 4 Facilities, (C) with respect to the Group 5 Facilities, the tenth (10th) Lease Year of the Group 5 Facilities, (D) with respect to the Chestnut Hill Facility, the tenth (10th) Lease Year of the Chestnut Hill Facility, (E) with respect to the Beckett Lake Facility, the tenth (10th) Lease Year of the Beckett Lake Facility, (F) with respect to the Group 8 Facilities, the tenth (10th) Lease Year of the Group 8 Facilities, (G) with respect to the Fox Run Facility, the tenth (10th) Lease Year of the Fox Run Facility, (H) with respect to the Group 10 Facilities, the tenth (10th) Lease Year of the Group 10 Facilities, and (I) with respect to the Springtree Facility, the fifteenth (15th) Lease Year of the Springtree Facility; and

(ii)    delivering to Lessor concurrent with such notice a reaffirmation of the Guaranty executed by Guarantors stating, in substance, that Guarantors’ obligations under the Guaranty shall extend to the purchase contract formed by Lessor and Lessee upon proper and timely exercise of such option. If Lessee shall not be entitled to exercise such option (e.g., by reason of an Event of Default) or shall be entitled to exercise the same but shall fail to do so within the time and in the manner herein provided, such option shall lapse and thereafter not be exercisable by Lessee. No failure by Lessor to notify Lessee of any defect in any attempted exercise of the foregoing option shall be deemed a waiver by Lessor of the right to insist upon Lessee’s exercise of such option in strict accordance with the provisions hereof. In the event that Lessee shall properly and timely exercise such option, then such transaction shall be consummated on or within ten (10) days after the expiration of (a) with respect to the Group 1 Facility(ies), the Fixed Term or the Extended Term, as applicable, (b) with respect to the Group 3 Facilities and Group 4 Facilities, the tenth (10th) Lease Year of the Group 4 Facilities, (c) with respect to the Group 5 Facilities, the tenth (10th) Lease Year of the Group 5 Facilities, (d) with respect to the Chestnut Hill Facility, the tenth (10th) Lease Year of the Chestnut Hill Facility, (e) with respect to the Beckett Lake Facility, the tenth (10th) Lease Year of the Beckett Lake Facility, (f) with respect to the Group 8 Facilities, the tenth (10th) Lease Year of the Group 8 Facilities, (g) with respect to the Fox Run Facility, the tenth (10th) Lease Year of the Fox Run Facility, (h) with respect to the Group 10 Facilities, the tenth (10th) Lease Year of the Group 10 Facilities, and (i) with respect to the Springtree Facility, the fifteenth (15th) Lease Year of the Springtree Facility but in all cases subject to any delays resulting from (1) a cause described in Section 45.1.16 below or (2) Lessor’s breach of its obligations set forth in this Section 35 (the ‘Outside Closing Date’).”
(r)    Exhibits and Schedules.
(i)    Supplements to Exhibit A. Exhibit A-21 attached hereto is hereby appended to and shall become part of Exhibit A to the Master Lease.
(ii)    Replacement of Exhibit C and Schedule 7.4.1. Exhibit C and Schedule 7.4.1 to the Original Master Lease (as amended by the Amendments) are hereby further amended and replaced, in their entirety, with Exhibit C and Schedule 7.4.1 attached hereto, respectively.
4.    Springtree Facility Capital Renovation Projects.
(a)    Lessor shall provide to Lessee the Springtree Facility Capital Renovation Project Allowance as provided for herein in accordance with and subject to the provisions of this Section 4.
(b)    Without limiting the conditions set forth in clauses (c) through (e) below, Lessor’s obligation to provide to Lessee any portion or all of the Springtree Facility

Capital Renovation Project Allowance as provided for herein is subject to, and conditioned upon, Lessor and Lessee reasonably agreeing upon the scope, plans and specifications, and a detailed final cost budget (as described in clause (c) below) with respect to the Springtree Facility Capital Renovation Project following the Effective Date.
(c)    Prior to commencing any work relating to the Springtree Facility Capital Renovation Project for the Springtree Facility, Lessee shall provide Lessor with the following, each of which shall be subject to Lessor’s reasonable approval: (i) detailed plans and specifications and contracts for the work to be performed in connection with such Springtree Facility Capital Renovation Project, (ii) a detailed final budget to be prepared by or for Lessee, which budget shall also provide a detailed cost breakdown of all construction costs, and which, notwithstanding anything to the contrary, shall be delivered no later than one (1) year after the Restatement Date (iii) any other detailed budget information as Lessor may reasonably request and approve from Lessee; (iv) copies of all building permits and other authorizations from any applicable governmental authorities with jurisdiction required in connection with such Springtree Facility Capital Renovation Project(s); (v) evidence that Lessee has filed, recorded or posted a notice of non-responsibility in favor of Lessor; and (vi) evidence of builder’s risk insurance reasonably acceptable to Lessor. Lessee covenants and agrees that from and after commencement of construction and/or performance of such Springtree Facility Capital Renovation Project, Lessee shall diligently prosecute the same to completion in accordance with the terms of the Master Lease, as hereby amended, and this Section 4 and satisfy all Disbursement Conditions (as defined below) with respect thereto on or before the date that is two years following the Effective Date (the “Outside Date”). Lessor shall have reviewed and approved the budget for the Capital Budget Renovation on or before the date that is one year following the Effective Date.
(d)    The budget described in subsection (c) above shall include, and Lessee shall be responsible for paying to Lessor, (i) an amount equal to $1,650.00 for each site visit to the Springtree Facility, but in no event more than one (1) visit (except in the event Lessor reasonably determines that more visits are necessary) made by Lessor for the purpose of inspecting such Springtree Facility Capital Renovation Project work with respect to such Facility (the “Springtree Facility Capital Renovation Site Review Fees”) and (ii) all legal fees, expenses and disbursements incurred by Lessor in connection with the review of diligence materials, documents and other information relating to the Springtree Facility Capital Renovation Project, including engineering fees, accountants and other professional fees (collectively, the “Springtree Facility Capital Renovation Lessor Costs”). The Springtree Facility Capital Renovation Site Review Fees with respect to the Springtree Facility Capital Renovation Lessor Costs shall be deducted from the portion of the Springtree Facility Capital Renovation Project Allowance allocated to the Springtree Facility prior to disbursement of any portion thereof to Lessee as provided in Section 4(e) hereof, but for all purposes of the Master Lease, as hereby amended, shall be deemed part of the portion of the Springtree Facility Capital Renovation Project Allowance for the Springtree Facility disbursed by Lessor as provided for herein.
(e)    The Springtree Facility Capital Renovation Project Allowance or any portion thereof net of disbursements, if any, made pursuant to 4 (f) below (less accrued

Springtree Facility Capital Renovation Site Review Fees and the Springtree Facility Capital Renovation Lessor Costs) shall be disbursed to Lessee within fifteen (15) days after the last to occur of (the “Disbursement Conditions”): (i) delivery by Lessee to Lessor of evidence satisfactory to Lessor as to the Aggregate Costs of the Springtree Facility Capital Renovation Project for the Springtree Facility; (ii) presentation of requested funding amounts organized in accordance with the approved line-item budget categories; (iii) completion of all work relating to such Springtree Facility Capital Renovation Project for the Springtree Facility in accordance with the approved plans and specifications therefor, including all punch-list items; (iv) delivery by Lessee to Lessor of (A) a copy of all building permits and/or other authorizations from any applicable governmental authorities with jurisdiction, (B) if applicable, a copy of the certificate of occupancy (or local equivalent) and (C) if applicable, a copy of a notice of completion showing thereon the recording stamp of the County recorder, in each case with respect to the Springtree Facility Capital Renovation Project for such Facility; and (v) delivery by Lessee to Lessor of evidence reasonably satisfactory to Lessor that all of the work performed by Lessee has been paid in full and that no claim of any mechanic or materialman may become a lien on the Leased Property of such Facility, or any portion thereof, including delivery to Lessor of unconditional lien releases executed by all contractors, subcontractors and suppliers performing work or supplying materials in connection with the Springtree Facility Capital Renovation Project for the Springtree Facility. In no event shall Lessee be entitled to disbursement of all or any portion of the Springtree Capital Renovation Project Allowance unless and to the extent that Lessee has satisfied the Disbursement Conditions on or prior to the Outside Date. In the event that Lessee is not entitled to disbursement of the Springtree Facility Capital Renovation Project Allowance, Lessee shall promptly pay to Lessor, as an Additional Charge, all accrued and unpaid Springtree Facility Capital Renovation Site Review Fees and Springtree Facility Capital Renovation Lessor Costs incurred in conjunction with reviewing such disbursement request within fifteen (15) days after Lessor’s written request therefor.
(f)    If the Aggregate Costs of the Springtree Facility Capital Renovation Project for the Springtree Facility is greater than $300,000, a portion of the Springtree Facility Capital Renovation Project Allowance (less accrued Springtree Facility Capital Renovation Site Review Fees and the Springtree Facility Capital Renovation Lessor Costs) shall be disbursed to Lessee upon Lessee’s application to fund progress payments for the subject Springtree Facility Capital Renovation Project for the Springtree Facility within fifteen (15) days after the last to occur of (the “Progress Disbursement Conditions”): (i) delivery by Lessee to Lessor of evidence satisfactory to Lessor as to the portion of the Aggregate Costs of the Springtree Facility Capital Renovation Project for the Springtree Facility paid as of the date of application by Lessee, provided that the aggregate amount of such costs is greater than $300,000; (ii) presentation of requested funding amounts organized in accordance with the approved line-item budget categories; (iii) completion of all work covered by the subject application and any prior application relating to such Springtree Facility Capital Renovation Project for the Springtree Facility materially in accordance with the approved plans and specifications therefor; (iv) delivery by Lessee to Lessor of a copy of all building permits and/or other authorizations from any applicable governmental authorities with jurisdiction; and (v) delivery by Lessee to Lessor of evidence reasonably satisfactory to Lessor that all of the work covered by the subject application and any prior application has been paid in full and that no claim of any mechanic or materialman may become a lien on the Leased Property of such Facility, or any portion thereof, including delivery to Lessor of unconditional lien releases executed by all contractors, subcontractors and suppliers performing work or supplying materials in connection with the work on the Springtree Facility Capital Renovation Project for the Springtree Facility covered by the subject application and any prior application. In no event shall Lessee be entitled to disbursement of all or any portion of the Springtree Capital Renovation Project Allowance unless and to the extent that Lessee has satisfied the Progress Disbursement Conditions on or prior to the Outside Date. In the event that Lessee is not entitled to disbursement of the Springtree Facility Capital Renovation Project Allowance, Lessee shall promptly pay to Lessor, as an Additional Charge, all accrued and unpaid Springtree Facility Capital Renovation Site Review Fees and Springtree Facility Capital Renovation Lessor Costs within fifteen (15) days after Lessor’s written request therefor.
(g)    Once the scope of the Capital Renovation Project has been approved, Lessee shall obtain Lessor’s approval prior to making material modifications in the scope or any changes for line-item budget costs that are individually greater than $25,000; Lessor agrees to reasonably approve such reallocations of project costs. Lessee shall likewise not execute any change orders representing more than $25,000 in costs without first obtaining the approval of the Lessor.
5.    Representations and Warranties of Lessee. As of the Effective Date hereof, each Lessee represents and warrants to the Lessor as follows:
(a)    Lessee is duly organized and validly existing under the laws of its state of organization/formation, is qualified to do business and in good standing in the State and has full power, authority and legal right to execute and deliver this Amendment and to perform and observe the provisions of this Amendment to be observed and/or performed by Lessee.
(b)    This Amendment has been duly authorized, executed and delivered by Lessee, and constitutes and will constitute the valid and binding obligations of Lessee enforceable against Lessee in accordance with its terms, except as such enforceability may be limited by creditors rights, laws and general principles of equity.
(c)    Lessee is solvent, has timely and accurately filed all tax returns required to be filed by Lessee, and is not in default in the payment of any taxes levied or assessed against Lessee or any of its assets, or subject to any judgment, order, decree, rule or regulation of any governmental authority which would, in each case or in the aggregate, adversely affect Lessee’s condition, financial or otherwise, or Lessee’s prospects or the Leased Property.
(d)    No consent, approval or other authorization of, or registration, declaration or filing with, any governmental authority is required for the due execution and delivery of this Amendment, or for the performance by or the validity or enforceability of this Amendment against Lessee.
(e)    The execution and delivery of this Amendment and compliance with the provisions hereof will not result in (i) a breach or violation of (A) any Legal

Requirement applicable to Lessee or any Facility now in effect; (B) the organizational or charter documents of such party; (C) any judgment, order or decree of any governmental authority binding upon Lessee; or (D) any agreement or instrument to which Lessee is a counterparty or by which it is bound; or (ii) the acceleration of any obligation of Lessee.
(f)    As of the Effective Date, Lessee has delivered to Lessor a validly-issued license from the applicable government authority to operate the Springtree Facility for its Primary Intended Use and for all other uses (if any) contemplated under the Master Lease in conformance with all Legal Requirements (as defined in the Springtree Facility Contract of Acquisition). Notwithstanding anything to the contrary in the Master Lease, as hereby amended, or any of the other Transaction Documents, including the Springtree Facility Contract of Acquisition, a failure by Lessee to obtain the license described in this section shall constitute an Event of Default and a Put Event with respect to the Springtree Facility under the Master Lease, as hereby amended.
6.    Financing Statement Amendments. Lessee hereby authorizes Lessor to file such financing statement amendments and other documents as may be necessary or desirable to perfect or continue the perfection of Lessor’s security interest in the Collateral (including the Collateral relating to the Group 10 Facilities).
7.    Reaffirmation of Master Lease and Treatment Thereof. Lessor and Lessee hereby acknowledge, agree and reaffirm that (a) except as otherwise expressly provided in the Master Lease, as hereby amended, the Master Lease, as hereby amended, is and the parties intend the same for all purposes to be treated as a single, integrated and indivisible agreement, and (b) the Master Lease, as hereby amended, shall be treated as an operating lease for all purposes and not as a synthetic lease, financing lease or loan, and Lessor shall be entitled to all of the benefits of ownership of the Leased Property, including depreciation for all federal, state and land tax purposes.
8.    Full Force and Effect; Counterparts; Facsimile Signatures. Except as hereby amended, the Master Lease shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument. Telecopied signatures or signatures exchanged via email transmission in Portable Document Format (.pdf) may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by the signatures of the telecopied or emailed document.
9.    Reimbursement of Transaction Costs and Expenses. Lessor's costs and expenses, including legal fees and expenses, incurred in connection with the review, preparation, negotiation and documentation of this Amendment and the Springtree Facility Contract of Acquisition and review of diligence in connection with the Springtree Facility Capital Addition Project are and shall be reimbursed to Lessor by Lessee. Lessee shall remit payment to Lessor within ten (10) days after Lessor's delivery to Lessee of Lessor's invoice therefore. Such reimbursement shall be deemed Rent under the Master Lease, as hereby amended. In the event that such estimate exceeds the actual costs and fees of Lessor, Lessor shall return such excess to Lessee.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

LESSOR:
WITNESSES:	WESTMINSTER HCP, LLC, a Delaware limited liability company
___/s/ Sumie Branch_______________ Name: Sumie Branch	By: HCPI/TENNESSEE, LLC, a Delaware limited liability company, its Sole Member
__/s/ Jeanette Mungcal_____________ Name: Jeanette Mungcal	By: HCP, INC., a Maryland corporation, its Managing Member
By: __/s/ Kendall K. Young_____ Name: Kendall K. Young Title: Executive Vice President
WITNESSES:	HCP Springtree, LLC
a Delaware limited liability company
___/s/ Sumie Branch_______________ Name: Sumie Branch	By:__/s/ Kendall K. Young_____________ Name: Kendall K. Young Title: Executive Vice President
__/s/ Jeanette Mungcal_____________ Name: Jeanette Mungcal

WITNESSES:	HCP OCOEE, LLC, a Delaware limited liability company
___/s/ Sumie Branch_______________ Name: Sumie Branch	By: __/s/ Kendall K. Young_____ Name: Kendall K. Young Title: Executive Vice President
__/s/ Jeanette Mungcal_____________ Name: Jeanette Mungcal

[Lessor Signature Page 1 of 6 to Sixteenth Amendment to Master Lease]

WITNESSES:	HCP PORT ORANGE, LLC, a Delaware limited liability company
___/s/ Sumie Branch_______________ Name: Sumie Branch	By: __/s/ Kendall K. Young_____ Name: Kendall K. Young Title: Executive Vice President
__/s/ Jeanette Mungcal_____________ Name: Jeanette Mungcal

WITNESSES:	HCP BECKETT LAKE, LLC, a Delaware limited liability company
___/s/ Sumie Branch_______________ Name: Sumie Branch	By: __/s/ Kendall K. Young_____ Name: Kendall K. Young Title: Executive Vice President
__/s/ Jeanette Mungcal_____________ Name: Jeanette Mungcal

[Lessor Signature Page 2 of 6 to Sixteenth Amendment to Master Lease]

WITNESSES:	HCP ST. AUGUSTINE, LLC, a Delaware limited liability company
___/s/ Sumie Branch_______________ Name: Sumie Branch	By: __/s/ Kendall K. Young_____ Name: Kendall K. Young Title: Executive Vice President
_/s/ Jeanette Mungcal______________ Name: Jeanette Mungcal

WITNESSES:	HCP CARROLLWOOD, LLC, a Delaware limited liability company
___/s/ Sumie Branch_______________ Name: Sumie Branch	By: __/s/ Kendall K. Young_____ Name: Kendall K. Young Title: Executive Vice President
__/s/ Jeanette Mungcal_____________ Name: Jeanette Mungcal

WITNESSES:	HCP GAINESVILLE, LLC, a Delaware limited liability company
___/s/ Sumie Branch_______________ Name: Sumie Branch	By: __/s/ Kendall K. Young_____ Name: Kendall K. Young Title: Executive Vice President
__/s/ Jeanette Mungcal_____________ Name: Jeanette Mungcal

[Lessor Signature Page 3 of 6 to Sixteenth Amendment to Master Lease]

WITNESSES:	HCP OVIEDO, LLC, a Delaware limited liability company
___/s/ Sumie Branch_______________ Name: Sumie Branch	By: __/s/ Kendall K. Young_____ Name: Kendall K. Young Title: Executive Vice President
__/s/ Jeanette Mungcal_____________ Name: Jeanette Mungcal

WITNESSES:	HCP WEKIWA SPRINGS, LLC, a Delaware limited liability company
___/s/ Sumie Branch_______________ Name: Sumie Branch	By: __/s/ Kendall K. Young_____ Name: Kendall K. Young Title: Executive Vice President
__/s/ Jeanette Mungcal_____________ Name: Jeanette Mungcal

WITNESSES:	HCP OAK PARK, LLC, a Delaware limited liability company
___/s/ Sumie Branch_______________ Name: Sumie Branch	By: __/s/ Kendall K. Young_____ Name: Kendall K. Young Title: Executive Vice President
__/s/ Jeanette Mungcal_____________ Name: Jeanette Mungcal

[Lessor Signature Page 4 of 6 to Sixteenth Amendment to Master Lease]

WITNESSES:	HCP CY-FAIR, LLC, a Delaware limited liability company
___/s/ Sumie Branch_______________Name: Sumie Branch	By: __/s/ Kendall K. Young_____ Name: Kendall K. Young Title: Executive Vice President
__/s/ Jeanette Mungcal_________ Name: Jeanette Mungcal

WITNESSES:	HCP FRIENDSWOOD, LLC, a Delaware limited liability company
___/s/ Sumie Branch_______________ Name: Sumie Branch	By: __/s/ Kendall K. Young_____ Name: Kendall K. Young Title: Executive Vice President
__/s/ Jeanette Mungcal_____________ Name: Jeanette Mungcal
WITNESSES:	HCP IRVING, LLC, a Delaware limited liability company
___/s/ Sumie Branch_______________ Name: Sumie Branch	By: __/s/ Kendall K. Young_____ Name: Kendall K. Young Title: Executive Vice President
__/s/ Jeanette Mungcal_____________ Name: Jeanette Mungcal

[Lessor Signature Page 5 of 6 to Sixteenth Amendment to Master Lease]

WITNESSES:	HCP EMFIN PROPERTIES, LLC, a Delaware limited liability company
___/s/ Sumie Branch_______________ Name: Sumie Branch	By: __/s/ Kendall K. Young_____ Name: Kendall K. Young Title: Executive Vice President
__/s/ Jeanette Mungcal_________ Name: Jeanette Mungcal

[Lessor Signature Page 6 of 6 to Sixteenth Amendment to Master Lease]

LESSEE:
WITNESSES:	LH ASSISTED LIVING, LLC, A Delaware limited liability company
__/s/ Darcy Bowers Webb___________ Name: Darcy Bowers Webb	By: /s/ Eric Mendelsohn________________ Name: Eric Mendelsohn Title: SVP Corporate Development
_/s/ Kimberly Bottemiller____________ Name: Kimberly Bottemiller

WITNESSES:	SUMMERVILLE AT HILLSBOROUGH, L.L.C., a New Jersey limited liability company
__/s/ Darcy Bowers Webb___________ Name: Darcy Bowers Webb	By: /s/ Eric Mendelsohn________________ Name: Eric Mendelsohn Title: SVP Corporate Development
_/s/ Kimberly Bottemiller____________ Name: Kimberly Bottemiller

WITNESSES:	SUMMERVILLE at OCOEE, INC., a Delaware corporation
__/s/ Darcy Bowers Webb___________Name: Darcy Bowers Webb	By: /s/ Eric Mendelsohn________________ Name: Eric Mendelsohn Title: SVP Corporate Development
_/s/ Kimberly Bottemiller____________ Name: Kimberly Bottemiller

[Lessee Signature Page 1 of 7 to Sixteenth Amendment to Master Lease]

WITNESSES:	SUMMERVILLE AT PORT ORANGE, INC., a Delaware corporation
__/s/ Darcy Bowers Webb__________ Name: Darcy Bowers Webb	By: /s/ Eric Mendelsohn________________ Name: Eric Mendelsohn Title: SVP Corporate Development
_/s/ Kimberly Bottemiller__________ Name: Kimberly Bottemiller

WITNESSES:	SUMMERVILLE AT STAFFORD, L.L.C., a New Jersey limited liability company
__/s/ Darcy Bowers Webb__________ Name: Darcy Bowers Webb	By: /s/ Eric Mendelsohn________________ Name: Eric Mendelsohn Title: SVP Corporate Development
_/s/ Kimberly Bottemiller__________ Name: Kimberly Bottemiller

WITNESSES:	SUMMERVILLE AT VOORHEES, L.L.C., a New Jersey limited liability company
__/s/ Darcy Bowers Webb__________ Name: Darcy Bowers Webb	By: /s/ Eric Mendelsohn________________ Name: Eric Mendelsohn Title: SVP Corporate Development
_/s/ Kimberly Bottemiller__________ Name: Kimberly Bottemiller

[Lessee Signature Page 2 of 7 to Sixteenth Amendment to Master Lease]

WITNESSES:	SUMMERVILLE AT WESTMINSTER, INC., a Maryland corporation
__/s/ Darcy Bowers Webb_________ Name: Darcy Bowers Webb	By: /s/ Eric Mendelsohn________________ Name: Eric Mendelsohn Title: SVP Corporate Development
_/s/ Kimberly Bottemiller_________ Name: Kimberly Bottemiller

WITNESSES:	Emeritus Corporation, a Washington corporation
__/s/ Darcy Bowers Webb_________ Name: Darcy Bowers Webb	By: /s/ Eric Mendelsohn________________ Name: Eric Mendelsohn Title: SVP Corporate Development
_/s/ Kimberly Bottemiller_________ Name: Kimberly Bottemiller

WITNESSES:	SUMMERVILLE AT CY-FAIR ASSOCIATES, L.P., a Delaware limited partnership
__/s/ Darcy Bowers Webb_________ Name: Darcy Bowers Webb	By: SUMMERVILLE AT CY-FAIR, LLC a Delaware limited liability company, its General Partner
_/s/ Kimberly Bottemiller_________ Name: Kimberly Bottemiller	By: /s/ Eric Mendelsohn________________ Name: Eric Mendelsohn Title: SVP Corporate Development

[Lessee Signature Page 3 of 7 to Sixteenth Amendment to Master Lease]

WITNESSES:	SUMMERVILLE AT FRIENDSWOOD, ASSOCIATES, L.P., a Delaware limited partnership
__/s/ Darcy Bowers Webb________ Name: Darcy Bowers Webb	By: SUMMERVILLE AT FRIENDSWOOD, LLC, a Delaware limited liability company, its General Partner
_/s/ Kimberly Bottemiller________ Name: Kimberly Bottemiller	By: /s/ Eric Mendelsohn________________ Name: Eric Mendelsohn Title: SVP Corporate Development

WITNESSES:	SUMMERVILLE AT ST. AUGUSTINE, LLC, a Delaware limited liability company
__/s/ Darcy Bowers Webb________ Name: Darcy Bowers Webb	By: /s/ Eric Mendelsohn________________ Name: Eric Mendelsohn Title: SVP Corporate Development
_/s/ Kimberly Bottemiller________ Name: Kimberly Bottemiller

WITNESSES:	SUMMERVILLE AT IRVING ASSOCIATES LP, a Delaware limited partnership
__/s/ Darcy Bowers Webb__ Name: Darcy Bowers Webb	By: SUMMERVILLE AT IRVING, LLC a Delaware limited liability company, its General Partner
_/s/ Kimberly Bottemiller________ Name: Kimberly Bottemiller	By: /s/ Eric Mendelsohn________________ Name: Eric Mendelsohn Title: SVP Corporate Development

[Lessee Signature Page 4 of 7 to Sixteenth Amendment to Master Lease]

WITNESSES:	SUMMERVILLE AT CHESTNUT HILL, LLC, a Delaware limited liability company
__/s/ Darcy Bowers Webb________ Name: Darcy Bowers Webb	By: /s/ Eric Mendelsohn________________ Name: Eric Mendelsohn Title: SVP Corporate Development
_/s/ Kimberly Bottemiller________ Name: Kimberly Bottemiller

WITNESSES:	SUMMERVILLE 9 LLC, a Delaware limited liability company
__/s/ Darcy Bowers Webb________ Name: Darcy Bowers Webb	By: /s/ Eric Mendelsohn________________ Name: Eric Mendelsohn Title: SVP Corporate Development
_/s/ Kimberly Bottemiller________ Name: Kimberly Bottemiller
WITNESSES:	SUMMERVILLE AT CARROLLWOOD, LLC, a Delaware limited liability company
__/s/ Darcy Bowers Webb________ Name: Darcy Bowers Webb	By: /s/ Eric Mendelsohn________________ Name: Eric Mendelsohn Title: SVP Corporate Development
_/s/ Kimberly Bottemiller________ Name: Kimberly Bottemiller

[Lessee Signature Page 5 of 7 to Sixteenth Amendment to Master Lease]

WITNESSES:	SUMMERVILLE AT GAINESVILLE, LLC, a Delaware limited liability company
__/s/ Darcy Bowers Webb________ Name: Darcy Bowers Webb	By: /s/ Eric Mendelsohn________________ Name: Eric Mendelsohn Title: SVP Corporate Development
_/s/ Kimberly Bottemiller________ Name: Kimberly Bottemiller

WITNESSES:	SUMMERVILLE AT FOX RUN LLC, a Delaware limited liability company
__/s/ Darcy Bowers Webb________Name: Darcy Bowers Webb	By: /s/ Eric Mendelsohn________________ Name: Eric Mendelsohn Title: SVP Corporate Development
_/s/ Kimberly Bottemiller________ Name: Kimberly Bottemiller

WITNESSES:	SUMMERVILLE AT WEKIWA SPRINGS LLC, a Delaware limited liability company
__/s/ Darcy Bowers Webb________ Name: Darcy Bowers Webb	By: /s/ Eric Mendelsohn________________ Name: Eric Mendelsohn Title: SVP Corporate Development
_/s/ Kimberly Bottemiller________ Name: Kimberly Bottemiller

[Lessee Signature Page 6 of 7 to Sixteenth Amendment to Master Lease]

WITNESSES:	SUMMERVILLE AT OAK PARK LLC, a Delaware limited liability company
__/s/ Darcy Bowers Webb________ Name: Darcy Bowers Webb	By: /s/ Eric Mendelsohn________________ Name: Eric Mendelsohn Title: SVP Corporate Development
_/s/ Kimberly Bottemiller________ Name: Kimberly Bottemiller

WITNESSES:	THE ESTATES OF OAK RIDGE LLC, a Delaware limited liability company
__/s/ Darcy Bowers Webb________ Name: Darcy Bowers Webb	By: /s/ Eric Mendelsohn________________ Name: Eric Mendelsohn Title: SVP Corporate Development
_/s/ Kimberly Bottemiller________ Name: Kimberly Bottemiller

WITNESSES:	SUMMERVILLE AT OVIEDO LLC, a Delaware limited liability company
__/s/ Darcy Bowers Webb________Name: Darcy Bowers Webb	By: /s/ Eric Mendelsohn________________ Name: Eric Mendelsohn Title: SVP Corporate Development
_/s/ Kimberly Bottemiller________ Name: Kimberly Bottemiller

[Lessee Signature Page 7 of 7 to Sixteenth Amendment to Master Lease]

REAFFIRMATION AND CONSENT OF GUARANTORS
Each of the undersigned Guarantors hereby (i) reaffirms all of its obligations under its applicable Guaranty, (ii) consents to the foregoing Amendment and (iii) agrees that its obligations under the applicable Guaranty shall extend to Lessee’s duties, covenants and obligations pursuant to the Master Lease, as hereby amended.
SSL:

WITNESSES:	SUMMERVILLE SENIOR LIVING, INC., a Delaware corporation
__/s/ Darcy Bowers Webb___________Name: Darcy Bowers Webb	By: /s/ Eric Mendelsohn________________ Name: Eric Mendelsohn Title: SVP Corporate Development
_/s/ Kimberly Bottemiller____________ Name: Kimberly Bottemiller

EMERITUS:
WITNESSES:	EMERITUS CORPORATION, a Washington corporation
__/s/ Darcy Bowers Webb___________ Name: Darcy Bowers Webb	By: /s/ Eric Mendelsohn________________ Name: Eric Mendelsohn Title: SVP Corporate Development
_/s/ Kimberly Bottemiller____________ Name: Kimberly Bottemiller

Sixteenth Amendment to Master Lease Exhibit C